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                                                                     EXHIBIT 4.1


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 NUMBER                   MERKERT AMERICAN CORPORATION                 SHARES
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             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
 IN BOSTON, MA OR NEW YORK, NY

                                                               CUSIP 590080 10 7

COMMON STOCK                                                        COMMON STOCK


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THIS CERTIFIES that                                           SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



is the owner of

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             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

======================== MERKERT AMERICAN CORPORATION ==========================

(herein called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

     Dated:

                               [CORPORATE SEAL]


         /s/ Gerald R. Leonard                     /s/ Joseph T. Casey

         CHAIRMAN, CHIEF EXECUTIVE OFFICER         CHIEF FINANCIAL OFFICER
                             AND PRESIDENT                   AND TREASURER


COUNTERSIGNED AND REGISTERED:
        BANKBOSTON, N.A.
                 TRANSFER AGENT AND REGISTRAR

BY         /s/ Mary Penezic

           AUTHORIZED SIGNATURE

                         MERKERT AMERICAN CORPORATION

     The Corporation is authorized to issue more than one class or series of stock. Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --     as tenants in common          UNIF GIFT MIN ACT --     __________________  Custodian __________________
TEN ENT --     as tenants by the entireties                                (cust)                      (Minor)
JT TEN  --     as joint tenants with right                            under Uniform Gifts to Minors
               of survivorship and not as                             Act ____________________________________________
               tenants in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ________________________________

                           -----------------------------------------------------
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.